THE ADVISORS' INNER CIRCLE FUND

                      STERLING CAPITAL SMALL CAP VALUE FUND

                         SUPPLEMENT DATED JULY 15, 2005
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

At a Special Meeting of Shareholders held on June 15, 2005, June 29, 2005 and July 13, 2005, shareholders of the Sterling Capital Small Cap Value Fund (the "Fund") were asked to approve a new investment advisory agreement between The Advisors' Inner Circle Fund, on behalf of the Fund, and Sterling Capital Management, LLC (the "Adviser") due to a change in ownership of the Adviser.

The meetings held on June 15, 2005 and June 29, 2005 were adjourned for lack of quorum. At the July 13, 2005 meeting, a new investment advisory agreement was approved for the Sterling Capital Small Cap Value Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.